Exhibit 99.4

FORM OF ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the day of January 26 2019 by and among GrowGeneration Nevada Corp., a Delaware Corporation (“Buyer”) with offices at 1000 W. Mississippi, Denver CO 80223 48170 and GrowGeneration Corp., a Colorado Corporation (“Issuer”) with offices at 1000 W. Mississippi, Denver CO 80223, and Reno Hydroponics, Inc., a Corporation with its address located at 5635 Riggins CT #21, Reno NV 89502 (“Seller”).

R E C I T A L S

A. Seller is a corporation doing business as Reno Hydroponics, Inc. (the Business”).

B. The Business consists of sales of hydroponic and garden supplies.

C. Subject to the terms and conditions of this Agreement, Buyer is willing to purchase, and Seller is willing to sell the assets, rights and properties of the business.

D. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

For the purposes of this Agreement, the terms set forth below shall have the following meanings:

1.1 “Assets” shall be as defined in Section 2.1.

1.2 “Closing” shall be as defined in Section 2.4.

1.3 “Debt” shall be defined as any monies owed by the Business as enumerated in Schedule A-1.

1.4 “GAAP” shall mean generally accepted accounting principles in the United States.

1.5 “IRC” shall mean the Internal Revenue Code of 1986, as amended.

1.6 “Liens” shall mean all liens, charges, easements, security interests, mortgages, conditional sale contracts, equities, rights of way, covenants, restrictions, title defects, objections, claims or other encumbrances.

1.7 “Material Adverse Effect” shall mean an event which has a material adverse effect on the condition, financial or otherwise, of the Assets, business, prospects or results of operations the business.

1.9 “Shares” shall mean 75.000 restricted GrowGeneration Corp. common shares, GrowGeneration Corp being a publicly held Colorado Corporation, symbol (OTCQX: GRWG) whose address is 1000 W. Mississippi, Denver CO 80223 (the “Issuer”) The term “restricted” shall have the same meaning as defined under the Securities Act of 1933 (“Securities Act”) Rule 144.

2. SALE AND PURCHASE OF ASSETS

2.1 Sale of Assets. On the terms and subject to the conditions of this Agreement and for the consideration set forth herein, Seller shall at the Closing, sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of the Assets of the business. The Assets shall include all assets of the Business identified by the terms of this Agreement or described with particularity in Schedule 2.1 to this Agreement. The Assets shall include the following:

2.1.1 Inventories. All inventories of, finished goods, inventory for resale, supplies and repair materials of the Business as of the Closing Date (the “Inventories”). A summary of such items on hand as of February _ 2019 is attached hereto as Schedule 2.1.1.

2.1.2 Fixed Assets and Tangible Personal Property. To the extent any of the following exists, all fixed assets and tangible personal property of the Business (other than the Inventories) as it relates to this transaction, including all equipment, supplies, furniture, fixtures, hardware. A list of such fixed assets and tangible personal property is attached hereto as Schedule 2.1.2.

2.1.3 Intangible Personal Property. To the extent any of the following exists, all intangible property of the Business including without limitation, software, copyrights software source codes, customer lists, customer files, customer records, trade and other association memberships and rights, and licenses and permits susceptible of transfer under regulatory agency rules. A detailed list of such assets is attached hereto as Schedule 2.1.3.

2.1.4 Contracts. To the extent any of the following exist, all rights in and to the contracts of the Business (other than as described on Schedule 2.2), including license agreements, assignment agreements, distribution agreements and agreements for leased equipment (the “Contracts”). A list of all written Contracts (excluding any Contracts listed on Schedules 2.1.1-3) is attached hereto as Schedule 2.1.4 showing, for each Contract, the names of the parties, the subject of the Contract, the basic terms and the consideration involved.

2.1.5 Asset Purchase Price. Subject to the terms and conditions of this Agreement, and in full consideration for the transfer of such Assets at Closing, Buyer shall pay the Seller an aggregate purchase price equal to (i) the actual cost of Seller’s inventory at Closing estimated to be $450,000; plus (ii) the sum of $25,000 for Seller’s fixed assets; plus (iii) the sum of $250,000 for Seller’s intangible assets and goodwill, and (iv) a delivery of a Stock Certificate representing the 75,000 Shares (all to be delivered upon the closing of the Transaction (the “Closing).

Inventories. All inventories of, finished goods, inventory for resale, supplies and repair materials of the Business as of the Closing Date, it being expressly agreed that all obsolete inventory, defined as items on hand not sold in 12 rolling months, will not be included. In addition, all Slow-Moving Inventory, defined as inventory on hand in excess of the average number units sold during the previous 12 months, will be valued at 60 percent of sellers actual cost. (the “inventories

2.2

2.3 Closing.

2.3.1 Closing Date. The closing of the purchase and sale of the Assets shall take place, on or before March 1, 2019, provided all conditions to the closing shall have been satisfied or waived, or at such other place, date or time as Buyer and Seller may agree in writing. The date of the Closing shall constitute the “Closing Date.”

2.3.2 Seller’s Deliveries at Closing. At the Closing, Seller will deliver or cause to be delivered to Buyer:

(a) Bill of Sale of Seller authorizing consummation of the transaction contemplated by this Agreement in the form attached as Exhibit A,

(b) A compliance certificates in the form as indicated in the attached Exhibit

(c) A Non-Disclosure and Non-Compete Agreement executed at Closing in the form indicated in the attached Exhibit C;

(d) An Assignment of Trademarks Form in a form indicated in the attached Exhibit D;

(e) An assignment of the URL, website content and all copyright therein for the website Reno Hydroponics, in the form indicated in the attached Exhibit E;

(f) Such other documents and instruments as may be reasonably requested to affect the transactions contemplated hereby.

Simultaneously with such deliveries, Seller shall take such steps as are necessary to put Buyer in actual possession and control of the Assets.

2.3.3 Buyer ’s Deliveries at Closing. At the Closing, Buyer shall deliver or cause to be delivered to or for the benefit of Seller the following instruments:

(a) A certified check or wire transfer in the amount of Two Hundred Fifty Thousand Dollars ($250,000) plus Twenty-Five Thousand Dollars ($25,000) plus the actual cost of Sellers Inventory, estimated to be Four Hundred Fifty Thousand Dollars ($450,000) payable to Seller;

(b) A Resolution from the Buyer and Issuer authorizing consummation of the transactions contemplated by the Agreement in the form indicated in the attached Exhibit F;

(c) Such other documents and instruments as may be reasonably requested to affect the transactions contemplated hereby.

(d) A stock certificate to be held in the name of Patrick Elliott representing the Shares in the form indicated in the attached Exhibit G;

(e) Buyer and Issuer Charter Documents as defined in Section 4.1.1 attached as Exhibit H; and

3. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller, to the best of its knowledge, hereby represents and warrants to Buyer the following, except as set forth in the Disclosure Schedule attached hereto as Schedule 3:

3.1 Organization and Authority. Seller is a Corporation doing business as “Reno Hydroponics, Inc.”.

3.1.1 Authority Relating to this Agreement; No Violation of Other Instruments.

3.1.2 The execution and delivery of this Agreement and the performance hereunder by Seller have been duly authorized by all necessary actions on the part of Seller and, assuming execution of this Agreement by Buyer, this Agreement will constitute a legal, valid and binding obligation of Seller.

3.2 Capitalization. All of the debts or other obligations of the Business are set forth in the schedules hereto

3.3 Ownership and Delivery of Assets. The Assets comprise all of the assets, material rights and all of the business of the Business. Seller is the true and lawful owner of the Assets and has all necessary power and authority to transfer the Assets to Buyer free and clear of all liens and encumbrances. No other person will have on the Closing Date, any direct or indirect interest in any of the Assets. Upon delivery to Buyer of the Bill of Sale attached as Exhibit A, and other instruments of conveyance with respect to the Assets as indicated in Section 2.3.2 on the Closing Date, Buyer will acquire good and valid title to the Assets free and clear of all liens.

3.4 Compliance with Law. The Seller holds, and has at all times since inception of the Business held, all licenses, permits and authorizations necessary for the lawful conduct of the Business pursuant to all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over the Business or over any part of the Business’ operations, and Seller knows of no violation thereof. The Seller is not in violation of any decree, judgment, order, law or regulation of any court or other governmental body, which violation could have a Material Adverse Effect on the Business.

3.5 Investments in Others. The Seller does not conduct any part of the Business through any other entity in which such Seller has an equity investment.

3.6 Financial Statements. Seller has delivered unaudited consolidated financial statements of the Business (the “Financial Statements”) to Buyer.

3.7 Absence of Undisclosed Liabilities. The Business does not have outstanding on the date hereof, any indebtedness or liability (fixed or contingent, known or unknown, accrued or unaccrued) other than those enumerated in the schedules hereto.

3.8 Tax Returns and Payments. Schedule 3.8 constitutes a true and complete list of all types of taxes paid or required to be paid in connection with the Business. All tax returns and reports with respect to the Business required by law to be filed under the laws of any jurisdiction, domestic or foreign, have been duly and timely filed and all taxes, fees or other governmental charges of any nature which were required to have been paid have been paid or provided for. Seller has no knowledge of any unpaid taxes or any actual or threatened assessment of deficiency or additional tax or other governmental charge or a basis for such a claim against Seller. Seller has no knowledge of any tax audit of Seller by any taxing or other authority in connection with the Business. Sellers has no knowledge of any such audit currently pending or threatened, and there are no tax liens on any of the properties or assets of the Business, nor have any such liens been threatened.

3.9 Absence of Certain Changes or Events. Since January 1, 2019, there has been no events or changes giving rise to a Material Adverse Effect.

3.10 Litigation. Seller is not a party to any pending or, to the knowledge of Seller, threatened action, suit, proceeding or investigation, at law or in equity or otherwise in, for or by any court or other governmental body which could have a Material Adverse Effect on: (i) the condition, financial or otherwise, Assets, liabilities, business, prospects or results of operations of the Business; or (ii) the transactions contemplated by this Agreement ; nor, to the knowledge of the Business, does any basis exist for any such action, suit, proceeding or investigation. The Business is not subject to any decree, judgment, order, law or regulation of any court or other governmental body which could have a Material Adverse Effect, or which could prevent the transactions contemplated by this Agreement or the continuation of the business conducted by the Business.

3.11 Negotiations with Other Parties. Neither Seller nor any other person on his behalf is presently conducting or contemplating negotiations with any other party regarding any acquisition, merger or similar transaction.

3.12 Limitations on Transferability. Seller acknowledges that the Shares are being issued pursuant to exemption from registration as securities under applicable federal and state law. Seller covenants that in no event will Seller dispose of any of the Shares (other than pursuant to Rule 144 or any similar or analogous rule), without the prior written consent of Issuer, which shall not unreasonably be withheld. The stock certificate representing the Shares shall display the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

3.13 Accredited Investor. Seller hereby warrants that it is an Accredited Investor.

3.14 Contracts. To the extent any of the following exist, Seller has delivered to Buyer copies of all Contracts. A list of the delivered Contracts is attached hereto as Schedule 3.23.

3.15 Full Disclosure. The representations and warranties of Buyer contained in this Agreement and the schedule hereto, when read together, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

4. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer and Issuer hereby represents and warrants to Seller which shall be true and correct as of the date of this Agreement and will be true and correct as of the Closing, that:

4.1 Corporate Organization and Authority. Buyer and Issuer:

4.1.1 Are a Delaware and Colorado Corporations, respectively duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges in Colorado, Delaware and California, and in good standing in the State of Colorado, Delaware and California, and the Buyer and the Issuer have delivered to Seller, true, complete and correct copies of Articles of Incorporation and Bylaws (collectively the “Buyer and Issuer Charter Documents”), attached as Exhibit H; and

4.1.2 has the corporate power and corporate authority to own and operate its properties and to carry on its business now conducted and as proposed to be conducted.

4.2 Authorization. All corporate action on the part of Buyer and Issuer, its officers, directors, and unit holders necessary for the authorization, execution, delivery, and performance of all obligations under this Agreement and for the issuance of the Shares has been taken, and this Agreement constitutes a legally binding and valid obligation of Buyer enforceable in accordance with its terms.

4.3 Corporate Power. Buyer and Issuer has all requisite legal and corporate power and authority to execute and deliver this Agreement and Exhibits, to sell and issue the Shares, and to carry out and perform its obligations under the terms of the Agreement.

4.4 Litigation. There is no action, proceeding, or investigation pending or threatened, or any basis therefor known to Buyer or Issuer, that questions the validity of the Agreement and Exhibits or the right of Buyer or Issuer to enter into the Agreement and the Exhibits or to consummate the transactions contemplated by the Agreement and the Exhibits.

4.5 Brokers and Finders. Each of the Buyer and Seller represents that there is no broker entitled to compensation in connection with this Transaction.

4.6 Full Disclosure. The representations and warranties of Buyer and Issuer contained in this Agreement, schedule hereto, and Exhibits, when read together, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

4.7 No Conflicts. The execution, delivery and performance of this Agreement and its Exhibits, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not: (a) conflict with, or result in a breach or violation of the Buyer and Issuer Charter Documents; (b) conflict with, or result in a default (or would constitute a default but for a requirement of notice or lapse of time or both) under any document, agreement or other instrument to which Buyer and Issuer or are a party or result in the creation or imposition of any lien, charge or encumbrance on any of Buyer’s or Issuer’s properties pursuant to (i) any law or regulation to which the Buyer or Issuer or any of their property is subject, or (ii) any judgment, order or decree to which Buyer or Issuer is bound or any of its property is subject; or (c) violate any law, order, judgment, rule, regulation, decree or ordinance to which Buyer or Issuer is subject, or by which Buyer or Issuer is bound.

4.8 Awareness of Buyer. Buyer acknowledges the following:

(a)	During the negotiations prior to the execution of this Agreement, Buyer has been furnished such financial data and other data that Buyer considers necessary or advisable to enable Buyer to form a decision concerning the purchase of the Assets.

(b)	Buyer has had an opportunity to examine the Assets and agree to accept the same “As Is,” subject to the remaining conditions and other provisions of this Agreement.

(c)	Buyer has, either individually or through agents or employees of Buyer, sufficient knowledge, expertise, and financial capacity to operate the Business; and, further, Buyer is capable of evaluating the merits and risks of the purchase of the Business set forth in this Agreement.

5. CONDITIONS TO THE OBLIGATIONS OF BUYER

Except as otherwise specifically set forth herein or as contemplated by this Agreement, all obligations of Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions:

5.1 Covenants Performed by Seller. Each of the obligations of Seller to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects.

5.2 Material Changes in Business of Company. Between January l, 2019 and the Closing Date there shall have been no Material Adverse Effect.

5.3 No Action to Prevent Completion. There shall not have been instituted and be continuing or threatened any claim, action or proceeding which could have a Material Adverse Effect, nor shall there have been instituted and be continuing or threatened any such claim, action or proceeding to restrain, prohibit or invalidate, or to obtain damages in respect of, the transactions contemplated by this Agreement or which might affect the right of Buyer after the Closing Date to own the Assets or to operate the Business.

5.4 Delivery of Closing Documents. Seller shall have delivered to Buyer the closing documents required by Section 2.3.2 of this Agreement.

6. CONDITIONS TO THE OBLIGATIONS OF SELLER

Except as otherwise specifically set forth herein, all obligations of Seller under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Closing, of each of the following conditions:

6.1 Representations and Warranties True at the Closing. The representations and warranties of Buyer and Issuer contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects.

6.2 Covenants Performed by Buyer and Issuer. Each of the obligations of Buyer and Issuer to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects.

6.3 Authority Relating to this Agreement. All corporate and other proceedings required to be taken by or on behalf of Buyer and Issuer to authorize Buyer and Issuer to execute, deliver and carry out this Agreement, have been duly and properly taken.

6.4 No Action to Prevent Completion. There shall not have been instituted and be continuing or threatened any action or proceeding by or before any court or other governmental body to restrain, prohibit or invalidate, or to obtain damages in respect of, the transactions contemplated by this Agreement.

6.5 Delivery of Closing Documents. Buyer and Issuer shall have delivered to Seller the closing documents required to be delivered pursuant to Section 2.3.3, in form and substance reasonably satisfactory to Seller and its counsel.

7. EMPLOYMENT MATTERS

7.1 Independent Contractors and Employees. Buyer shall have no liability for accrued wages (including salaries and commissions), severance pay, accrued vacation, sick leave or other benefits, or employee agreements of any type or nature on account of Seller, retention of or termination of independent contractors or employment of or termination of employees, and Seller shall indemnify Buyer and hold Buyer harmless against liability arising out of any claims for such pay or benefits or any other claims arising from Seller’s retention of or employment of or termination of such independent contractors or employees, resulting from Seller’s acts or omissions.

8. INDEMNITY

8.1 Seller’s Indemnity. The Seller shall indemnify and hold harmless Buyer from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements and judgments of every nature, including the costs and expenses associated therewith and reasonable attorneys’ fees (“Buyer’s Damages “) which arise out of: (i) the breach by Seller of any representation or warranty made pursuant to this Agreement; (ii) the non-performance, partial or total, of any covenant made pursuant to this Agreement; (iii) claims of any type or nature relating to the retention of the Business’ independent contractors or employment of the Business’ employees by Seller or any termination of such independent contractors or employees. Notwithstanding the terms and conditions of this Article 8, the Seller liability arising or related to this Agreement, its Exhibits and specifically, without limitation, this Article 8 Indemnification) shall not exceed the Asset Purchase Price.

8.2 Buyer’s Indemnity. Buyer shall indemnify and hold harmless Seller from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements and judgments of every nature, including the costs and expenses associated therewith and reasonable attorneys’ fees (“Seller’s Damages”, which arise out of: (i) the breach by Buyer of any representation or warranty made by Buyer pursuant to this Agreement and its Exhibits and (ii) the non-performance, partial or total, of any covenant made by Buyer pursuant to this Agreement and its Exhibits; or (iii) the ownership of the Assets or in connection with the Business activities of Buyer related to the Assets subsequent to the Closing Date.

9. MISCELLANEOUS

9.1 Allocation of Purchase Price. Schedule 9.1 constitutes the allocation agreed to by Seller and Buyer of the Purchase Price among the various items included in the assets and business being transferred by Seller to Buyer. Buyer and Seller shall file all tax returns and reports in a manner consistent with Schedule 9.2. Schedules based upon and contains the information to be delivered by Buyer and Seller to the IRS on Form 8594 in the form as attached as Exhibit J.

9.2 Confidentiality. No party hereto shall issue a press release or otherwise publicize the transactions contemplated by this Agreement or otherwise disclose the nature or contents of this Agreement until the transaction is completed.

9.3 Expenses. Each party will pay its own costs and expenses, including legal and accounting expenses, related to the transactions provided for herein, irrespective of when incurred. In the event of any legal action to enforce any of the obligations set forth in the Agreement, the prevailing party shall be entitled to recover costs and reasonable legal fees.

9.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by email, or five days after the date of mailing if mailed, by first class mail, registered or certified, postage prepaid. Notices shall be addressed as follows:

GrowGeneration Corp. and GrowGeneration
Nevada Corp.

1000 W. Mississippi Ave.

Denver, CO 80223

Reno, Hydroponics
5635 Riggins CT # 21
Reno, NV 89502

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this section.

9.5 Survival of Terms. All warranties, representations, indemnification obligations, and covenants contained in this Agreement and any certificate or other instrument delivered by or on behalf of the parties pursuant to this Agreement shall be continuous and shall survive the Closing for a period of one year.

9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and wholly to be performed in the State of Nevada by Nevada residents.

9.7 Successors and Assigns. This Agreement and Exhibits and the rights of the parties hereunder may not be assigned and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Buyer and the Seller, and the heirs and legal representatives of the shareholders of the Seller.

9.8 Entire Agreement. This Agreement, together with the schedules, exhibits and other documents referenced herein, sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded and replaced by this Agreement.

9.9 Amendment. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto.

9.10 Waiver. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

9.11 Schedules and Exhibits. Each of the Schedules and Exhibits to this Agreement is incorporated herein by this reference and expressly made a part of this Agreement.

9.12 Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, which counterparts may be sent by telecopy (with originals to follow) or .PDF attached to an confirmed e-mail of a signature page signed by that party and shall be valid and acceptable, each of which when executed and delivered shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.

9.13 Specific Performance; Remedies. Each party hereto acknowledges that the other parties will he irreparably harmed and that there will be no adequate remedy at law for any violation by any of them of any of the covenants or agreements contained in this Agreement and its Exhibits, including the confidentiality obligations set forth in this Agreement or in any other agreement between any of the parties hereto. It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of any such covenants or agreements. each party hereto shall have the right to obtain injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of covenants and agreements of other parties contained in this Agreement.

9.14 Severability. If any provision of this Agreement or Exhibit or the application thereof to any person or circumstances is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstances in any other jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

9.15 Further Representations. Each party to this Agreement acknowledges and represents that it has been represented by its own legal counsel in connection with the transactions contemplated by this Agreement, with the opportunity to seek advice as to its legal rights from such counsel. Each party further represents that it is being independently advised as to the tax consequences of the transactions contemplated by this Agreement and is not relying on any representation or statements made by the other party as to such tax consequences

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SELLER:	BUYER:

RENO HYDROPONICS, INC.	GROWGENERATION NEVADA CORP.

By:	By:
Patrick Elliott, President	Darren Lampert, CEO

ISSUER:

GROWGENERATION CORP.

By:
Darren Lampert, CEO

Schedule 2.1

Assets

2.1.1 Inventories.

$450,000 of finished goods

2.1.2 Fixed assets and tangible personal property. Racks, shelves, cash register, computers, furniture.

2.1.3 Intangible Personal Property. Software including Point of Sale System, the Lease, the name “Reno Hydroponis, Inc.” ” and good will associated therewith.

2.1.4 Contracts. - Lease